UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 30, 2003

PYRAMID BREWERIES, INC. (Exact name of registrant as specified in its charter)

Washington	0-27116	91-1258355

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

91 SOUTH ROYAL BROUGHAM WAY SEATTLE, WA 98134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 206-682-8322

Item 7. Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are included in this report:

99.1	Press release dated April 30, 2003

Item 9. Regulation FD Disclosure

The information contained in this Item 9 of this Current Report on Form 8-K is also being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 30th, 2003, Pyramid Breweries Inc. issued a press release updating its guidance for the three months ended March 31, 2003. A copy of such release is attached hereto as Exhibit 99.1.

SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on April 30, 2003.

PYRAMID BREWERIES INC.

By:	/s/ Eric G. Peterson

Eric G. Peterson, Vice President and Chief Financial Officer

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PYRAMID BREWERIES INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated April 30, 2003 of Pyramid Breweries Inc.

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